                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 16, 2001


                              CARNIVAL CORPORATION
             (Exact name of registrant as specified in its charter)




Republic of Panama                    1-9610                 59-1562976
(State or other jurisdiction          (Commission            ( I.R.S. Employer
of incorporation)                     File Number)           Identification No.)


3655 N.W. 87th Avenue, Miami, Florida                33178-2428
(Address of principal executive offices)             (zip code)




Registrant's telephone number, including area code:  (305) 599-2600

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Item 5.           Other Events

                  On December 16, 2001, the registrant issued a press release in the United States relating to a pre-conditional offer for all of the ordinary shares of P&O Princess Cruises plc., to be made by on behalf of the registrant by Merrill Lynch International and UBS Warburg Ltd. The press release is attached as Exhibit 99.1 to this report and is incorporated in this Item 5 by reference.

Item 7.  Exhibits

Exhibit Number                Description of Exhibit

99.1                          Press Release dated December 16, 2001.

99.2                          Announcement relating to the Pre-Conditional
                              Offer, dated December 16, 2001.

99.3                          Set of Slides used on December 17, 2001.


Item 9.           Regulation FD Disclosure

                  On December 16, 2001, the registrant published an announcement in the United Kingdom relating to the pre-conditional offer, attached as Exhibit
99.2 to this report. On December 17, 2001, the registrant hosted a public presentation relating to the offer and used the set of slides attached as
Exhibit 99.3 to this report. The announcement and the set of slides are incorporated in this Item 9 by reference.

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                                   Signatures


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 16, 2001


                                    CARNIVAL CORPORATION



                                    By:         /s/  Arnaldo Perez
                                           -------------------------------------
                                           Name:   Arnaldo Perez
                                           Title:  General Counsel
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                                  EXHIBIT INDEX


Exhibit Number                Description of Exhibit

99.1                          Press Release dated December 16, 2001.

99.2                          Announcement relating to the Pre-Conditional
                              Offer, dated December 16, 2001.

99.3                          Set of Slides used on December 17, 2001.